                                                                EXHIBIT h(43)(c)

                                 AMENDMENT NO. 2
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A


FUNDS AVAILABLE UNDER                              SEPARATE ACCOUNTS                       POLICIES FUNDED BY THE
THE POLICIES                                       UTILIZING THE FUNDS                     SEPARATE ACCOUNTS
-------------------------------------------------- --------------------------------------- ------------------------------------
AIM V.I. Aggressive Growth Fund                    Fulcrum Account of First Allmerica      A3025-96GRC
AIM V.I. Blue Chip Fund                            Financial Life Insurance Company
AIM V.I. Capital Appreciation Fund
AIM V.I. Dent Demographic Trends Fund              --------------------------------------- ------------------------------------
AIM V.I. Growth Fund
AIM V.I. High Yield Fund                           FUVUL Separate Account of First         1036.NY-99GRC
AIM V.I. International Equity Fund                 Allmerica Financial Life Insurance
AIM V.I. Value Fund                                Company

                                                   --------------------------------------- ------------------------------------

                                                   Separate Account VA-P of First          Pioneer Vision; Pioneer C-Vision;
                                                   Allmerica Financial Life Insurance      and Pioneer XtraVision; A3030-99
                                                   Company
                                                   --------------------------------------- ------------------------------------

                                                   Separate Account VA-K(Delaware) of      Delaware Medallion; Delaware
                                                   First Allmerica Financial Life          Golden Medallion; A3030-99
                                                   Insurance Company
                                                   --------------------------------------- ------------------------------------

                                                   Separate Account VA-K of First          A3030-99; Agency Replacement
                                                   Allmerica Financial Life Insurance
                                                   Company
                                                   --------------------------------------- ------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Effective Date:   April 10, 2000

                                             AIM VARIABLE INSURANCE FUNDS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ ROBERT H. GRAHAM
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  Robert H. Graham
Title: Assistant Secretary                   Title: President


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                                             A I M DISTRIBUTORS, INC.


Attest: /s/ NANCY L. MARTIN                  By: /s/ W. GARY LITTLEPAGE
       -----------------------------            --------------------------------
Name:  Nancy L. Martin                       Name:  W. Gary Littlepage
Title: Assistant Secretary                   Title: Senior Vice President


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                                             FIRST ALLMERICA FINANCIAL LIFE
                                             INSURANCE COMPANY



Attest: /s/ RACHEL CREUTZ RHODES             By: /s/ DAVID J. MUELLER
       -----------------------------            --------------------------------
Name:  Rachel Creutz Rhodes                  Name:  David J. Mueller
Title: Counsel                               Title: Vice President



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                                             ALLMERICA INVESTMENTS, INC.



Attest: /s/ RACHEL CREUTZ RHODES             By: /s/ DAVID J. MUELLER
       -----------------------------            --------------------------------
Name:  Rachel Creutz Rhodes                  Name:  David J. Mueller
Title: Counsel                               Title: Vice President - FINOP



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